                                                                      EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

     Set forth below are the names of subsidiaries, divisions and related organizations of ITT Industries, Inc., the respective jurisdiction in which each was organized (in the case of subsidiaries), and the name under which each does business (if other than the name of the entity itself).

                                                 JURISDICTION IN        NAME UNDER WHICH
                     NAME                        WHICH ORGANIZED         DOING BUSINESS
                     ----                        ---------------        ----------------
ITT Industries, Inc. ..........................  Indiana

CONNECTORS & SWITCHES
CableCom Electronics (Shenzhen)Co., Ltd. ......  China
CableCom International Limited.................  Hong Kong
Great American Gumball Corporation.............  California        ITT Cannon Santa Clara
ITT Cannon Division............................  N/A               ITT Cannon/MobileCom,
                                                                   ITT Cannon RF Products,
                                                                   ITT Cannon Switch Products
                                                                   and Cannon SanTeh
ITT Cannon GmbH................................  Germany
ITT Cannon (Hong Kong) Limited.................  Hong Kong
ITT Cannon International, Inc. ................  Delaware          ITT Cannon/Network
                                                                   Systems & Services
ITT Cannon Italy S.p.A. .......................  Italy
ITT Cannon Korea...............................  Korea
ITT Cannon, Ltd. ..............................  Japan
ITT Cannon Mexico, Inc. .......................  Delaware
ITT Cannon de Mexico S.A. de C.V. .............  Mexico
ITT Cannon (Zhenjiang) Electronics Ltd. .......  China
ITT Composants et Instruments..................  France
ITT Datacommunications Limited.................  England           ITT Cannon Network Systems
                                                                   & Services
ITT Industriebeteiligungsgesellschaft mbH......  Germany
ITT Industries Hungary Manufacturing and
  Trading Limited Liability Company............  Hungary
ITT Schadow Division...........................  N/A
Rudolf Schadow GmbH............................  Germany
Sealectro International, Inc. .................  New York
STX PTE. LTD. .................................  Singapore
Nantong San Teh Coating Technology Co. Ltd. ...  China
Nantong San Teh Xing Electronic Industry Co.
  Ltd. ........................................  China
Nantong San Teh Xing Precision Mechanical
  Engineering Co. Ltd. ........................  China
San Teh Precision Engineering Pte. Ltd. .......  Singapore
San Teh Products Co. Ltd. .....................  Hong Kong
San Teh Xing (China) Group Co. Ltd. ...........  China
San Teh Xing (Tianjin) Industrial Co. Ltd. ....  China
Xiamen San Teh Precision Mechanical Engineering
  Co. Ltd. ....................................  China
Xiamen San Teh Xing Electronic & Science
  Technology Industry Co. .....................  China

DEFENSE PRODUCTS & SERVICES
Advanced Engineering & Sciences Division.......  N/A
Felec Services, Inc. ..........................  Delaware
GaAsTEK Division...............................  N/A
Gilcron Corporation............................  Delaware
ITT Aerospace/Communications Division..........  N/A
ITT Antarctic Services, Inc. ..................  Delaware

                                                 JURISDICTION IN        NAME UNDER WHICH
                     NAME                        WHICH ORGANIZED         DOING BUSINESS
                     ----                        ---------------        ----------------
ITT Arctic Services, Inc. .....................  Delaware
ITT Avionics Division..........................  N/A
ITT Avionics Systems International, Inc. ......  Delaware
ITT Commercial Services, Inc. .................  Delaware
ITT DCD Saudi Arabia, Inc. ....................  Delaware
ITT Defence Ltd. ..............................  England
ITT Defense....................................  N/A
ITT Defense & Electronics......................  N/A
ITT Defense International, Inc. ...............  Delaware
ITT Employment and Training Systems, Inc. .....  Delaware
ITT Federal Services Arabia Ltd. ..............  Saudi Arabia
ITT Federal Services Corporation...............  Delaware
ITT Federal Services International
  Corporation..................................  Delaware
ITT Federal Services International, Ltd. ......  Cayman Islands
ITT FSC Investment Corporation.................  Delaware
ITT FSC Management Corporation.................  Delaware
ITT Gilfillan..................................  N/A
ITT Gilfillan Inc. ............................  Delaware
ITT Job Training Services, Inc. ...............  Delaware
ITT Night Vision...............................  N/A
ITT Systems Division...........................  N/A
ITT Systems & Sciences Corporation.............  Delaware
K and M Electronics, Inc. .....................  Massachusetts

PUMPS AND COMPLEMENTARY PRODUCTS
A.G. Johansons Metallfabrik AB.................  Sweden
Anadolu Flygt Pompa Sanayi Ve Ticaret..........  Turkey
Avis Werberg GmbH..............................  Austria
Bombas Goulds de Mexico........................  Mexico            Goulds
Bombas Goulds de Venezuela C.A. ...............  Venezuela         Goulds
Flygt Argentina SA.............................  Argentina         Flygt
Flygt do Brazil................................  Brazil            Flygt
Flygt Chile....................................  Chile             Flygt
Float Control Supplies (PTY) Ltd. .............  S. Africa         Flygt
Flygt Hellas SA................................  Greece            Flygt
Flygt Huolto OY................................  Finland           Flygt
Flygt Korea....................................  Korea             Flygt
Flygt Portugal Technologia Agua do Ambiente....  Portugal          Flygt
Flygt Pumpet OY................................  Finland           Flygt
Goulds Pumps, Incorporated.....................  Delaware          Goulds
Goulds Pumps Canada, Inc. .....................  Canada            Goulds
Goulds Pumps Delaware, Inc. ...................  Delaware          Goulds
Goulds Pumps Europe BV.........................  The Netherlands   Goulds
Goulds Pumps Financial Services................  Ireland           Goulds
Goulds Pumps Holdings, Inc. ...................  Delaware          Goulds
Goulds Pumps Investments.......................  Canada            Goulds
Goulds Pumps (IPG), Inc. ......................  Delaware          Goulds
Goulds Pumps (Ireland) Limited.................  Ireland           Goulds
Goulds Pumps Korea Co., Ltd. ..................  Korea             Goulds
Goulds Pumps (NY), Inc. .......................  New York          Goulds
Goulds Pumps (PA), Inc. .......................  Pennsylvania      Goulds
Goulds Pumps (Philippines), Inc. ..............  Philippines       Goulds

                                                 JURISDICTION IN        NAME UNDER WHICH
                     NAME                        WHICH ORGANIZED         DOING BUSINESS
                     ----                        ---------------        ----------------
Goulds Pumps Polska............................  Poland            Goulds
Grindex AB.....................................  Sweden
ITT Controls and Instruments Division..........  N/A
ITT Fluid Technology Asia......................  Singapore
ITT Fluid Technology Division..................  N/A
ITT Fluid Technology International.............  Delaware
ITT Fluid Technology International Asia
  Pacific......................................  Singapore
ITT Fluid Technology International
  (Australia)..................................  Australia
ITT Fluid Technology International Hong Kong...  Hong Kong
ITT Fluid Technology International (Thailand)
  Ltd. ........................................  Thailand
ITT Fluid Transfer Division....................  N/A
ITT Flygt AB...................................  Sweden            Flygt
ITT Flygt AB...................................  Russia            Flygt
ITT Flygt AS...................................  Denmark           Flygt
ITT Flygt AS...................................  Norway            Flygt
ITT Flygt BV...................................  The Netherlands   Flygt
ITT Flygt Corporation..........................  Delaware          Flygt
ITT Flygt GmbH.................................  Germany           Flygt
ITT Flygt HK Ltd. .............................  Hong Kong         Flygt
ITT Flygt Kft..................................  Hungary           Flygt
ITT Flygt Limited..............................  Australia         Flygt
ITT Flygt Limited..............................  Ireland           Flygt
ITT Flygt Limited..............................  Japan             Flygt
ITT Flygt Lituanica............................  Lithuania         Flygt
ITT Flygt Ltd. ................................  United Kingdom    Flygt
ITT Flygt NV/SA................................  Belgium           Flygt
ITT Flygt Pumpen GmbH..........................  Germany           Flygt
ITT Flygt (PTY) Ltd. ..........................  S. Africa         Flygt
ITT Flygt SA...................................  France            Flygt
ITT Flygt SDC SA...............................  France            Flygt
ITT Flygt SPA..................................  Italy             Flygt
ITT Flygt sp zoo...............................  Poland            Flygt
ITT Flygt (Shenyang) Pumps Ltd.................  China             Flygt
ITT Flygt Werk GmbH............................  Germany           Flygt
ITT FTC Manufacturing Division.................  N/A
ITT Goulds Benelux BV..........................  The Netherlands   Goulds
ITT Grindex Pump Division......................  N/A
ITT Richter Chemie-Technik GmbH................  Germany           Richter
Lowara Deutschland GmbH........................  Germany           Lowara
Lowara France S.A. ............................  France            Lowara
Lowara (Ireland) Limited.......................  Ireland           Lowara
Lowara Nederland B.V. .........................  The Netherlands   Lowara
Lowara Portugal................................  Portugal          Lowara
Lowara SpA ....................................  Italy             Lowara
Lowara UK Limited..............................  England           Lowara
Nanjing Goulds Pumps Ltd. .....................  China             Goulds
OY Flygt Nova AB...............................  Finland           Flygt
PT Sam McCoy...................................  Indonesia
Pumpenfabrik Ernst Vogel GmbH..................  Austria           Vogel
Sagri AB.......................................  Sweden
Sam McCoy Engineering Pte Ltd. ................  Singapore
Sam McCoy Engineering SDN BHD..................  Malaysia

                                                 JURISDICTION IN        NAME UNDER WHICH
                     NAME                        WHICH ORGANIZED         DOING BUSINESS
                     ----                        ---------------        ----------------
Sam McCoy Manufacturing SDN BHD................  Malaysia
Sanitaire Corporation..........................  Delaware          Sanitaire
Sebenza-Pump Services (PTY) Ltd. ..............  S. Africa
Shanghai Goulds Pumps Co. Ltd. ................  China
Tecnicas de Filtracion Bombeo SA...............  Spain
Trimate Industries Ltd. .......................  New Zealand
Vogel Pumpen Drv...............................  Hungary

SPECIALTY PRODUCTS
Flojet Corp....................................  California
Flojet (Europe) Limited........................  England
Fulton-Rohr GmbH & Co. ........................  Germany
Hisan do Brasil LTDA...........................  Brazil
Hisan, Inc. ...................................  Michigan
Hydro Air Industries Division..................  N/A
ITT Aerospace Controls Division................  N/A
ITT Automotive Division........................  N/A
ITT Automotive Europe Beteiligungs GmbH........  Germany
ITT Automotive Europe GmbH & Co. KG............  Germany
ITT Automotive Fluid Handling Systems, S.A. de C.V... Mexico
ITT Automotive, Inc............................  Delaware
ITT Automotive Italy S.r.l.....................  Italy
ITT Conoflow Division..........................  N/A
ITT Engineered Valves Division.................  N/A
ITT Industries Fluid Handling Do Brasil
  Limitada.....................................  Brazil
ITT Industries Galfer S.r.l....................  Italy
ITT Industries Italia S.r.l....................  Italy
ITT Industries Vermoegensverwaltungs GmbH......  Germany
ITT Jabsco Division............................  N/A               Jabsco
ITT Marlow Division............................  N/A
ITT North American Aftermarket Division........  N/A
ITT Pure-Flo (UK) Ltd. ........................  England
Jabsco GmbH....................................  Germany           Jabsco
Koni BV........................................  The Netherlands   Koni
Koni France SARL...............................  France            Koni
NHK Jabsco.....................................  Japan             Jabsco
Rule Industries, Inc. .........................  Massachusetts     Rule
S.S.L. S.r.l...................................  Italy

OTHER
Admiral Corporation............................  Florida           Admiral
Carbon Industries, Inc. .......................  West Virginia     Carbon
Computer & Equipment Leasing Corporation.......  Wisconsin
Corporp A&F Inc. ..............................  Delaware
International Standard Electric Corporation....  Delaware
ITT Automotive Enterprises, Inc................  Delaware
ITT AES Enterprises, Inc. .....................  Delaware
ITT Benefits Management, Inc...................  Delaware
ITT Canada Company.............................  Nova Scotia
ITT Community Development Corporation..........  Delaware
ITT Delaware Investments, Inc. ................  Delaware
ITT Gesellschaft fur Beteiligungen mbH.........  Germany
ITT Industries (China) Investment Company, Limited.. China
ITT Industries Limited.........................  England

                                                 JURISDICTION IN        NAME UNDER WHICH
                     NAME                        WHICH ORGANIZED         DOING BUSINESS
                     ----                        ---------------        ----------------
ITT Industries NV..............................  Belgium
ITT Industries of Canada, Ltd. ................  Canada
ITT Manufacturing Enterprises, Inc. ...........  Delaware
ITT Remediation Management, Inc................  Delaware
ITT Resource Development Corporation...........  Delaware
ITT Transportation Distribution Services
  Division.....................................  N/A
Palm Coast Construction Company................  Florida
Palm Coast Engineering & Design Services,
  Inc. ........................................  Florida
Palm Coast Home Realty, Inc. ..................  Florida
Plam Coast, Inc. ..............................  Florida
PCU Inc. ......................................  Florida
Sunsport Recreation, Inc. .....................  Florida
Winifrede Railroad Corporation.................  West Virginia

---------------
Note: The names of certain subsidiaries have been omitted since, considered in the aggregate, they would not constitute a "significant subsidiary" as of the end of the year covered by this report.